UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

COMPASS DIGITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40912	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 US HWY 50, Suite 309

Zephyr Cove, NV

(Address of principal executive offices)

89448

(Zip Code)

Registrant’s telephone number, including area code: (214) 526-4423

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one redeemable Warrant	CDAQU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	CDAQ	The Nasdaq Stock Market LLC

Warrants, each exercisable for one Class A Ordinary Share for $11.50 per share	CDAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed on Current Report filed on Form 8-K filed with the SEC (defined below) on September 11, 2024, on September 5, 2024, Compass Digital Acquisition Corp., a Cayman Islands exempted company (“Compass Digital”) and EEW Renewables Ltd (“EEW”), a global developer in the renewable energy industry, entered into a Business Combination Agreement (the “Business Combination Agreement”) providing for the proposed business combination between Compass Digital and EEW (“Business Combination”), under a to be formed new public holding company (“Pubco”).

Compass Digital and EEW issued a press release (the “Press Release”), announcing the release of an investor webcast (the “Investor Presentation”) related to the Business Combination Agreement.

Attached as Exhibit 99.1, 99.2, and 99.3 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference are the Investor Presentation that will be used by the parties in connection with the Business Combination, a transcript of management commentary on the Investor Presentation, and the Press Release. In addition, Compass Digital and EEW have recorded a joint investor webcast and the video recording is available at compassdigitalspac.com and www.eewrenew.com. Information contained on, or available through, the respective websites of Compass Digital and EEW, does not constitute part of, and is not deemed incorporated by reference into, this Current Report.

Exhibits 99.1, 99.2 and 99.3 are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between EEW and Compass Digital and Pubco, including statements regarding the benefits of the Business Combination, the anticipated timing of the completion of the Business Combination, the services offered by EEW and the markets in which it operates, the expected total addressable market for the services offered by EEW, the sufficiency of the net proceeds of the Business Combination to fund EEW’s operations and business plan and EEW’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to the following risks: (i) the Business Combination may not be completed in a timely manner or at all; (ii) the Business Combination may not be completed by Compass Digital’s business combination deadline, and Compass Digital may fail to obtain an extension of its business combination deadline; (iii) the parties may fail to satisfy the conditions to the consummation of the Business Combination, including the adoption of the business combination agreement by the shareholders of Compass Digital, the satisfaction of the minimum trust account amount following redemptions by Compass Digital’s public shareholders, retaining a minimum amount of available cash and the receipt of certain governmental and regulatory approvals; (iv) an event, change or other circumstance could occur that gives rise to the termination of the business combination agreement; (v) the announcement or pendency of the Business Combination could adversely affect EEW’s business relationships, performance, and business generally; (vi)the Business Combination could disrupt EEW’s current plans and operations; (vii) legal proceedings may be instituted against EEW, Compass Digital, Pubco or others related to the business combination agreement or the Business Combination; (viii) Pubco may fail to meet Nasdaq Stock Exchange listing standards at or following the consummation of the Business Combination; (ix) the parties may not be able to recognize the anticipated benefits of Business Combination, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which EEW (and following the Business Combination, Pubco) operates, variations in performance across competitors and partners, changes in laws and regulations affecting EEW’s business and the ability of EEW and the post-combination company to retain its management and key employees; (x) Pubco may not be able to implement business plans, forecasts, and other expectations after the completion of the Business Combination; (xi) EEW (and following the Business Combination, Pubco) will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xii) Pubco may experience difficulties in managing its growth and expanding operations; (xiii) Pubco may suffer cyber security or foreign exchange losses; (xiv) a potential public health crises may affect the business and results of operations of EEW (and following the Business Combination, Pubco) and the global economy generally; (xv) the effect of costs related to the Business Combination; (xvi) EEW’s limited operating history; (xvii) EEW depends on the sale of a small number of projects in its portfolio; (xviii) to be successful, EEW must continually source new projects, including the related properties and grid capacity; (xix) the solar industry has historically been cyclical and experienced periodic downturns; (xx) EEW’s expansion into new lines of business involves inherent risks and may not be successful; (xxi) EEW faces substantial competition in the markets for renewable energy, and many of its competitors are better established and have more resources; (xxii) EEW will need additional funding to complete its business plan, and it may fail to obtain this funding on reasonable sources or at all; (xxiii) EEW’s projects are subject to substantial regulation; (xxiv) EEW operates in many different jurisdictions and countries, which exposes it to complexity and risk; and (xxv) the predicted growth of renewable energy in general and solar energy in particular may not materialize. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Compass Digital’s Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus that will be filed by Pubco, and other documents filed by Compass Digital and Pubco from time to time with the Securities and Exchange Commission (the “SEC”). These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and EEW and Compass Digital assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of EEW, Compass Digital or Pubco gives any assurance that any of EEW, Compass Digital or Pubco will achieve its expectations.

Additional Information and Where to Find It

This 8-K relates to the Business Combination, but does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the transaction. Pubco intends to file with the SEC a registration statement on Form F-4 relating to the transaction that will include a proxy statement of Compass Digital and a prospectus of Pubco. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all Compass Digital shareholders as of a record date to be established for voting on the Business Combination. Compass Digital and Pubco also will file other documents regarding the Business Combination with the SEC. Before making any voting decision, investors and securities holders of Compass Digital are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about Compass Digital, EEW and the Business Combination.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Compass Digital and Pubco through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Compass Digital and Pubco may be obtained free of charge by contacting its Chief Financial Officer, Nick Geeza, c/o Compass Digital Acquisition Corp., 195 US HWY 50, Suite 309, Zephyr Cove, NV, at (310) 954-9665.

Participants in the Solicitation

EEW, Compass Digital and Pubco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Compass Digital’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Compass Digital’s directors and officers in the Business Combination in Compass Digital’s filings with the SEC, including Compass Digital’s final prospectus in connection with its initial public offering, which was filed with the SEC on October 18, 2021 (the “IPO S-1”). To the extent that holdings of Compass Digital’s securities have changed from the amounts reported in Compass Digital’s IPO S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Compass Digital’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus on Form F-4 for the Business Combination, which is expected to be filed by Pubco with the SEC.

Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about EEW, Compass Digital and Pubco through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC that are referred to herein can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Compass Digital, Pubco or EEW, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
99.1	Investor Presentation
99.2	Transcript of Management Commentary to Investor Presentation.
99.3	Press Release dated October 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS DIGITAL ACQUISITION CORP.

By:	/s/ Nick Geeza
Name:	Nick Geeza
Title:	Chief Financial Officer

Date: October 22, 2024